                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 1998


LONG-TERM INVESTING IN SHORT-TERM WORLD(SM)

KEMPER HIGH YIELD FUND
KEMPER HIGH YIELD OPPORTUNITY FUND

KEMPER HIGH YIELD SERIES


         "... The trade-off between the two funds is income vs. total return.  For investors who need regular monthly income,
              Kemper High Yield Fund may be the more appropriate
           choice.  For those who reinvest their dividends, Kemper
            High Yield Opportunity Fund may make more sense. ..."




                                                       [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
TERMS TO KNOW
8
SHAREHOLDERS' MEETING
9
PORTFOLIO STATISTICS
11
PORTFOLIO OF INVESTMENTS
25
FINANCIAL STATEMENTS
27
NOTES TO FINANCIAL STATEMENTS
32
FINANCIAL HIGHLIGHTS


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998
(UNAUDITED FOR ANY SALES CHARGES)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                 5.31%
CLASS B                                                 4.86%
CLASS C                                                 4.87%
LIPPER HIGH CURRENT YIELD FUNDS CATEGORY AVERAGE*       5.47%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER HIGH YIELD OPPORTUNITY
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                 8.74%
CLASS B                                                 8.34%
CLASS C                                                 8.35%
LIPPER HIGH CURRENT YIELD FUNDS CATEGORY AVERAGE*       5.47%
--------------------------------------------------------------------------------

* Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost. Returns and rankings are historical and do not reflect future performance.

Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

Rankings do not include Kemper High Yield Opportunity Fund.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    3/31/98   9/30/97
--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS A                              $8.55     $8.50
--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS B                              $8.54     $8.49
--------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS C                              $8.57     $8.52
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 NET ASSET VALUE (CONTINUED)
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    3/31/98   10/1/97
--------------------------------------------------------------------------------
KEMPER HIGH YIELD OPPORTUNITY
FUND CLASS A                         $10.00      9.50
--------------------------------------------------------------------------------
KEMPER HIGH YIELD OPPORTUNITY
FUND CLASS B                         $10.00      9.50
--------------------------------------------------------------------------------
KEMPER HIGH YIELD OPPORTUNITY
FUND CLASS C                         $10.00      9.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER HIGH YIELD FUND RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER HIGH YIELD FUNDS CATEGORY

--------------------------------------------------------------------------------
                   CLASS A                 CLASS B              CLASS C
--------------------------------------------------------------------------------
1-YEAR        #124 of 199 funds       #159 of 199 funds    #152 of 199 funds
--------------------------------------------------------------------------------
5-YEAR          #20 of 69 funds              N/A                  N/A
--------------------------------------------------------------------------------
10-YEAR         #17 of 52 funds              N/A                  N/A
--------------------------------------------------------------------------------
15-YEAR          #3 of 23 funds              N/A                  N/A
--------------------------------------------------------------------------------
20-YEAR          #3 of 13 funds              N/A                  N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR EACH FUND AS OF MARCH 31, 1998.

KEMPER HIGH
YIELD FUND                 CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS INCOME:         $0.3900   $0.3533   $0.3552
--------------------------------------------------------------------------------
MARCH DIVIDEND:            $0.0635   $0.0575   $0.0578
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:          8.91%     8.08%     8.09%
--------------------------------------------------------------------------------
SEC YIELD+:                  7.82%     7.31%     7.32%
--------------------------------------------------------------------------------

KEMPER HIGH YIELD
OPPORTUNITY FUND           CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS INCOME:         $0.2860   $0.2508   $0.2511
--------------------------------------------------------------------------------
MARCH DIVIDEND:            $0.0640   $0.0575   $0.0579
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:          7.68%     6.90%     6.95%
--------------------------------------------------------------------------------
SEC YIELD+:                  7.23%     6.71%     6.74%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.

ECONOMIC OVERVIEW

[SILVA'S PHOTO]

  DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.
  SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.
  SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We can expect this favorable climate to continue--in spite of the sensitivity--at least over the shorter term.
  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash--$37.5 billion--into mutual funds in March. This record flow surpassed the prior monthly record of $32.7 billion in net mutual fund investing set in January 1996. Two years ago, many experts were concerned that the bull market was close to being on its last legs. Quite remarkably today, investors are still betting on equities. Nearly 75 percent of the new cash flowing into mutual funds in March went into stock funds, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry.
  Unfortunately, high expectations often combine with high anxiety--today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.
  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.
  On Monday, April 27, expectations were tested by reports that the Federal Reserve Board (Fed) was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. Ultimately, we do not anticipate that an interest rate hike will materialize in the second quarter; however, the Fed's monetary policy meeting shortly after the release of this overview will provide more information.
  Our positive outlook for this quarter is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.
  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 15 percent year-to-date as of April 30. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.
  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.
  Consumer spending and corporate fixed investments have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.
  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $40 billion to $50 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]



                             NOW (4/30/98)   6 MONTHS AGO    1 YEAR AGO    2 YEARS AGO
10-YEAR TREASURY RATE(1)           5.64          5.88           6.71          6.74
PRIME RATE(2)                      8.5           8.5            8.5           8.25
INFLATION RATE(3)*                 1.38          2.08           2.43          2.9
THE U.S. DOLLAR(4)                 3.92          9.65           6.55          8.51
CAPITAL GOODS ORDERS(5)*          10.89         11.72           8.17          6.82
INDUSTRIAL PRODUCTION(5)*          4.27          5.77           4.72          3.49
EMPLOYMENT GROWTH(6)*              2.59          2.36           2.27          1.78


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces as investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of March 31, 1998.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.
  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe has also been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen.
  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.
  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA
May 8, 1998

PERFORMANCE UPDATE

[RESIS PHOTO]

HARRY RESIS JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR. HE IS ALSO CO-LEAD PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND AND KEMPER HIGH YIELD OPPORTUNITY FUND AND HANDLES ALL OF THE TRADING ACTIVITY FOR THE FUNDS. RESIS HOLDS A BACHELOR'S DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[MCNAMARA PHOTO]

MICHAEL MCNAMARA JOINED THE ORGANIZATION IN 1972, AND IS A MANAGING DIRECTOR. HE IS ALSO CO-LEAD PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND AND KEMPER HIGH YIELD OPPORTUNITY FUND AND DIRECTS ALL FIXED- INCOME RESEARCH AT SCUDDER KEMPER INVESTMENTS. HE EARNED AN MBA FROM LOYOLA UNIVERSITY.

[DOYLE PHOTO]

DAN DOYLE IS A PORTFOLIO MANAGER OF KEMPER HIGH YIELD OPPORTUNITY FUND. HE HAS BEEN INVOLVED WITH KEMPER HIGH YIELD FUND IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A SENIOR TRADER FOR THE FUND. DOYLE RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER.
THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN OCTOBER 1997, KEMPER FUNDS INTRODUCED A NEW HIGH YIELD FUND--KEMPER HIGH YIELD OPPORTUNITY FUND. THE NEW FUND WAS ROLLED OUT TO ADDRESS THE NEEDS
OF HIGH YIELD INVESTORS WHO PREFER TO REINVEST THEIR DIVIDENDS. A STRONG ECONOMY, LOW INFLATION AND LOW INTEREST RATES, COMBINED WITH RECORD LEVELS OF HIGH YIELD BOND SUPPLY AND DEMAND, CREATED AN IDEAL CLIMATE FOR LAUNCHING A NEW FUND. CO-LEAD PORTFOLIO MANAGERS HARRY RESIS AND MICHAEL MCNAMARA EXPLAIN THEIR INVESTMENT APPROACH AND DISCUSS THE FACTORS DRIVING PERFORMANCE IN THE NEW FUND AND THE FIRM'S FLAGSHIP HIGH YIELD FUND--KEMPER HIGH YIELD FUND.

Q     KEMPER HIGH YIELD FUND HAS ALWAYS BEEN A STRONG PERFORMING FUND. WHY WAS
THERE A NEED TO INTRODUCE A NEW HIGH YIELD FUND AND HOW DOES IT DIFFER?

A As a strong performing fund with a 20-year history, Kemper High Yield Fund has attracted a large shareholder base. But the fund's objective is high current income, and two-thirds of the fund's shareholders were reinvesting their dividends. We wanted to offer those shareholders, and others, the opportunity to achieve a higher total return on their investment.

      Kemper High Yield Opportunity Fund's objective is total return. While the fund invests primarily in the same types of high yield bonds as Kemper High Yield Fund, it also has the flexibility to invest in equities, emerging market debt and defaulted or distressed bonds and to use leverage when appropriate. Under normal circumstances it will hold about 10 percent in equities. These non-interest bearing investments and its emerging market issues should enable the fund to generate a better total return than Kemper High Yield Fund. Additionally, the small size of the new fund is advantageous in terms of managing its investments. However, as a total return-oriented fund, we anticipate that its distribution rate will be slightly below that of Kemper High Yield Fund.

      The trade-off between the two funds is income vs. total return. For investors who need regular monthly income, Kemper High Yield Fund may be the more appropriate choice. For those who reinvest their dividends, Kemper High Yield Opportunity Fund may make more sense. Your financial representative can help you determine which fund makes most sense for your particular situation.

Q     HOW DID THE TWO FUNDS PERFORM FOR THE SEMI-ANNUAL PERIOD, OCTOBER 1, 1997
THROUGH MARCH 31, 1998?

A     Both funds had strong returns during the six months. True to its objective, Kemper High Yield Opportunity Fund provided the strongest total return performance. Unadjusted for sales charge, Class A shares gained 8.74 percent, while Class A shares of Kemper High Yield Fund gained 5.31 percent. For comparison purposes, the average return of the Lipper Analytical Services, Inc. High Current Yield Category for the six-month period was 5.47 percent. The Lipper category represents 230 high yield bond funds and includes Kemper High Yield Fund.

Q     WHAT FACTORS ARE SUPPORTING THIS STRONG PERFORMANCE?

A     The past six months have been a continuation of an ideal environment for high yield

PERFORMANCE UPDATE

bonds. Basically over the last three years we've experienced stable economic growth amid relatively benign inflation. This environment has helped corporate earnings to grow, and the equity market to flourish. On the other hand, this slow growth economy has kept interest rates and Treasury yields relatively low.

      Investors look at a number of factors when deciding which type of bond to invest in. As yields (coupon rates) on Treasuries remain low, many people have looked to other types of bonds to find more income. High yield bonds are attractive because they pay higher rates of income in return for the higher level of risk associated with them. Over the past several years, investors have been willing to accept more risk to earn more income on their investments. This has paid off as the economy and strong performance of high yield issuers has led to relatively few defaulted bonds.

      This strong performance has supported record high supply levels in the high yield market, offset by record levels of demand. High yield mutual fund flows in 1997 were a record $23 billion, up from $16 billion the year before. And, those figures include only cash flows coming into the market from mutual funds. They don't include the flows from insurance companies, pension funds and foreign investors, places we know billions of dollars keep coming in, more than offsetting this record supply. What this supply and demand scenario seems to be saying is that investors are becoming more comfortable with the risk involved in the high yield market. As a result, this demand has been driving the strong high yield market performance.

Q     WITH SO MUCH DEMAND FOR HIGH YIELD BONDS, ARE YOU FINDING IT MORE
CHALLENGING TO LOCATE APPROPRIATE BONDS FOR THE FUNDS?

A     Much of the new supply in the high yield market is in lower-quality bonds
(C-rated and non-rated issues). Lower credit quality implies more risk, but these bonds offer higher yields to compensate for the assumed higher risk. So, it is a bit more difficult to find higher quality bonds (B-rated and higher) today. We have been investing more in lower quality issues than we were a year ago. However, we're not making these investments simply because they're available, we're making them because the issues make sense given the current strength of the economy. The economy has given these weaker credits a greater likelihood of flourishing. If we sense that the economy is beginning to shift, we'll change our strategy.

      Another reason we're buying some of these higher yielding securities is that we've been underweighted in them for the last year or so relative to our peers. We're really adding some spice to the portfolio that we may have been missing and the economic environment makes us comfortable with that decision.

Q     WHAT OTHER CHANGES HAVE YOU MADE TO THE FUNDS' PORTFOLIO COMPOSITIONS?

A     In the past six months we've increased our level of deferred interest bonds to be more in line with other high yield funds. Deferred interest bonds have low credit quality ratings. They are purchased at a discount to their par value and do not start paying interest until later in the life of the loan. They tend to have a longer duration, making them sensitive to interest rate changes. Just over a year ago we reduced our position in these bonds in anticipation of higher interest rates, which proved to be a good move when interest rates jumped in March 1997. Today, we feel that the economic environment and interest rates will remain stable, making deferred interest bonds a better investment for the funds.

      Additionally, we've added some preferred stocks to both portfolios to help enhance total return potential. Kemper High Yield Fund has always had the ability to invest a portion of its assets in preferred stocks, which are generally categorized as high yield securities. Kemper High Yield Fund may not invest in common stock, while the new fund may.

Q     HAS THE ASIAN MARKET CRISIS NEGATIVELY AFFECTED THE HIGH YIELD MARKET?

A     The Asian crisis is having a stronger impact on large, major companies that do business in Asia. Most high yield bond issuers are companies that are considered "small cap" and that conduct business primarily in the United States, so the negative impact was barely felt by the U.S. high yield market. We do believe, however, that all of the affects of Asia have not yet been felt by the U.S. economy. And we expect that they may be revealed in a slight slow down of gross domestic product growth in the second quarter of 1998. We don't think the impact will be significant, but we will watch it closely and monitor its effects on the U.S. economy and the high yield market.

PERFORMANCE Update

Q     ARE YOU MANAGING THE NEW FUND VERY DIFFERENTLY FROM KEMPER HIGH YIELD
FUND?

A     Because of its small size, Kemper High Yield Opportunity Fund has much more flexibility so we can be a bit more aggressive. We're buying some more deferred interest bonds and some riskier issues because we can move in quickly and get out quickly if there is trouble on the horizon. Late in the period, we went from being 110 percent invested (using leverage) to 90 percent invested in a couple of hours by taking our leverage off and selling some bonds. It's difficult to do that in a large fund. In Kemper High Yield Fund, we don't take big positions in riskier issues that are overly large relative to the fund's size. That's because it's difficult to get out of those positions quickly should we need to.

      The ability to use leverage in the new fund will be an important difference. We plan to use it strategically, and may use it more frequently in the future. Short-term interest rates are already low and could go lower. If we borrow at 6 percent, which is about what the loan rate is today, and reinvest that money in issues yielding 9 percent, that gives our shareholders an added advantage. Another difference is our ability to invest in equities. We haven't used this capability to its fullest yet, but we plan to slowly ramp up the fund's equity position in the next few months as we find the right investments.

Q     WHAT KIND OF STOCKS ARE YOU LOOKING FOR?

A We're trying to stay true to buying equities only from high yield issuers. Often our analysts visit companies issuing high yield bonds. Although they may be impressed with a company, the bond issues are not always appropriate. But, we may discover that the company's stock is under followed and under valued. It could be an excellent investment, but in the past we haven't had the latitude to buy it. Now we can include such equities in Kemper High Yield Opportunity Fund's portfolio to help boost total return.

      Sometimes we find the potential to invest in both bonds and stocks from a particular company. One example of an equity we acquired this way is Waxman Industries, a plumbing products business that holds a 50 percent ownership in Barnett, a successful telemarketing company. We've owned Waxman bonds for many years in Kemper High Yield Fund. Recently, the company did an initial public offering of stock and used the proceeds to repurchase most of their bonds.
We made money on the bond calls and found a good opportunity to invest in their stock, which we believe has great potential because of their Barnett holdings.

Q     DO YOU FORESEE ANY ALLOCATION CHANGES TO THE FUNDS IN THE NEAR FUTURE?

A     Not really. We've gotten slightly more aggressive over the past three months in both funds by buying some lower credit-quality issues. This adjustment has paid off, but we don't plan to increase our positions in these bottom tier investments dramatically. We plan to keep a close eye on the economy and the high yield market and make our investment decisions based on the direction of both.

Q     SO HIGH YIELD FUNDS CONTINUE TO BE A GOOD CHOICE FOR INVESTORS TODAY?

A     Definitely. All indicators point to continued strength in the high yield market. Defaults remain relatively low and supply and demand continue to grow at a breakneck pace. For both income-oriented and total return-oriented investors, the high yield market makes a great deal of sense right now.

TERMS TO KNOW

CYCLICAL ISSUES Cyclical issues are bonds within industries whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are housing, automobiles and paper companies. The performance of noncyclical industries such as food, insurance and drugs is normally not as directly affected by economic changes.

HIGH YIELD BONDS High yield bonds are issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest. High yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated. The bonds present greater risk to principal and income than higher quality bonds.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper High Yield Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                              For       Withheld
   David W. Belin         347,328,495   6,740,541
   Lewis A. Burnham       347,577,796   6,491,241
   Donald L. Dunaway      347,538,492   6,530,545
   Robert B. Hoffman      347,562,272   6,506,765
   Donald R. Jones        347,542,070   6,526,967
   Shirley D. Peterson    347,291,934   6,777,103
   Daniel Pierce          347,432,372   6,636,665
   William P. Sommers     347,549,992   6,519,045
   Edmond D. Villani      347,404,085   6,664,951

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

                 For       Against     Abstain
             344,265,890  2,567,659   7,235,487

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                 For       Against     Abstain
             321,876,287  6,749,386   11,582,410

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

                 For       Against      Abstain
             290,898,755  12,070,755   19,190,878

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                                                  Broker
                For       Against     Abstain    Non-Votes
  Class B    78,738,289  1,447,876   3,499,709   5,481,571
  Class C    7,590,717   235,950     210,430     1,653,026

PORTFOLIO STATISTICS

KEMPER HIGH YIELD FUND


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION*                  ON 3/31/98              ON 9/30/97
--------------------------------------------------------------------------------
BONDS                                       89%                     93%
--------------------------------------------------------------------------------
CASH EQUIVALENTS                             4                       3
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS                  5                       2
--------------------------------------------------------------------------------
PREFERRED AND COMMON STOCK                   2                       2
--------------------------------------------------------------------------------
                                           100%                    100%

                                       [PIE CHART]              [PIE CHART]
                                       ON 3/31/98               ON 9/30/97


--------------------------------------------------------------------------------
YEARS TO MATURITY                       ON 3/31/98              ON 9/30/97
--------------------------------------------------------------------------------
1-10 YEARS                                  88%                     87%
--------------------------------------------------------------------------------
11-20 YEARS                                  6                       8
--------------------------------------------------------------------------------
OVER 21 YEARS                                2                       2
--------------------------------------------------------------------------------
CASH EQUIVALENTS                             4                       3
--------------------------------------------------------------------------------
                                           100%                    100%

                                        [PIE CHART]             [PIE CHART]
                                        ON 3/31/98              ON 9/30/97


--------------------------------------------------------------------------------
                 QUALITY                ON 3/31/98              ON 9/30/97
--------------------------------------------------------------------------------
AAA                                          5%                      2%
--------------------------------------------------------------------------------
BBB                                         --                       2
--------------------------------------------------------------------------------
BB                                          11                      15
--------------------------------------------------------------------------------
B                                           73                      75
--------------------------------------------------------------------------------
OTHER                                       10                       6
--------------------------------------------------------------------------------
NOT RATED                                    2                      --
--------------------------------------------------------------------------------
                                           100%                    100%

                                        [PIE CHART]             [PIE CHART]
                                        ON 3/31/98              ON 9/30/97

* Portfolio composition is subject to change.

PORTFOLIO STATISTICS

KEMPER HIGH YIELD OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION*                                           ON 3/31/98
--------------------------------------------------------------------------------
BONDS                                                               93%
--------------------------------------------------------------------------------
PREFERRED AND COMMON STOCK                                           6
--------------------------------------------------------------------------------
CASH EQUIVALENTS                                                     1
--------------------------------------------------------------------------------
                                                                   100%

                                                                [PIE CHART]
                                                                ON 3/31/98

--------------------------------------------------------------------------------
YEARS TO MATURITY                                                ON 3/31/98
--------------------------------------------------------------------------------
1-10 YEARS                                                          84%
--------------------------------------------------------------------------------
11-20 YEARS                                                         10
--------------------------------------------------------------------------------
OVER 21 YEARS                                                        4
--------------------------------------------------------------------------------
CASH EQUIVALENTS                                                     2
--------------------------------------------------------------------------------
                                                                   100%

                                                                [PIE CHART]
                                                                ON 3/31/98

--------------------------------------------------------------------------------
QUALITY                                                         ON 3/31/98
--------------------------------------------------------------------------------
BBB                                                                  1%
--------------------------------------------------------------------------------
BB                                                                   7
--------------------------------------------------------------------------------
B                                                                   74
--------------------------------------------------------------------------------
OTHER                                                               17
--------------------------------------------------------------------------------
NOT RATED                                                            1
--------------------------------------------------------------------------------
                                                                   100%

                                                                [PIE CHART]
                                                                ON 3/31/98

* Portfolio composition is subject to change.

PORTFOLIO OF Investments

KEMPER HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS--4.6%                                                       PRINCIPAL AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS--4.2%
                                       U.S. Treasury bonds
                                         11.75%, 2001                                   $  60,000        $   69,694
                                         13.375%, 2001                                     45,000            55,575
                                       U.S. Treasury note,
                                         9.125%, 1999                                     107,500           111,548
                                       ----------------------------------------------------------------------------
                                                                                                            236,817
-------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT
OBLIGATIONS--.4%
(PRINCIPAL AMOUNT IN                (a)Republic of Argentina,
U.S. DOLLARS)                            9.50%, 2002                                        8,900             8,927
                                       Federal Republic of Brazil,
                                         9.375%, 2008                                       4,240             4,229
                                       United Mexican States,
                                         8.625%, 2008                                       8,580             8,532
                                       ----------------------------------------------------------------------------
                                                                                                             21,688
                                       ----------------------------------------------------------------------------
                                       TOTAL GOVERNMENT OBLIGATIONS
                                       (Cost: $261,595)                                                     258,505
                                       ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--89.3%
-------------------------------------------------------------------------------------------------------------------
AEROSPACE--.2%
                                       L-3 Communication Corp., 10.375%, 2007               7,220             7,996
                                       ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS
AND PUBLISHING--14.5%
                                       Affinity Group, Inc., 11.50%, 2003                  23,411            24,873
                                       American Banknote Corp., 11.25%, 2007               16,850            17,018
                                    (b)American Lawyer, 12.25%, 2008                        2,940             1,874
                                       American Radio Systems, 9.00%, 2006                 18,490            19,645
                                       Australis Holdings
                                         14.00%, 2000                                       4,779             3,370
                                    (b)  15.00%, with warrants, 2002                       49,213            14,764
                                       Big Flower Press, Inc., 8.875%, 2007                33,580            34,420
                                       Busse Broadcasting, 11.625%, 2000                   10,860            11,702
                                       CCA Holdings, 13.00%, 1999                          17,500            26,031
                                       CSC Holdings Inc.
                                         9.25%, 2005                                        8,560             9,095
                                         7.875%, 2007                                       4,100             4,213
                                         8.125%, 2009                                      13,516            14,226
                                       Cablevision Systems Corp., 10.50%, 2016             27,375            32,165
                                       Capstar Broadcasting
                                         9.25%, 2007                                       13,890            14,585
                                    (b)  12.75%, 2009                                       9,540             7,179
                                       Century Communications Corp.
                                         9.50%, 2005                                        3,630             3,911
                                         8.375%, 2007                                       8,100             8,222
                                    (b)Charter Communications, 14.00%, 2007                30,410            24,480
                                    (b)Comcast Cellular Holdings, Inc.,
                                         13.125%, 2003                                     30,800            23,870
                                       Comcast Corp., 9.125%, 2006                         34,485            36,554
                                    (b)Comcast UK Cable Partners, Ltd., 11.20%,
                                         2007                                              45,225            37,197
                                    (b)DIVA Systems Corp., 12.625%, 2008                   21,020            11,613
                                    (b)Diamond Cable Communications, PLC
                                         13.25%, 2004                                      29,130            26,872
                                         11.75%, 2005                                       7,740             6,153
                                         10.75%, 2007                                       8,900             6,297
                                       EZ Communications, 9.75%, 2005                       8,760             9,636

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                           Foxkids Worldwide
                                             9.25%, 2007                                    $  18,600        $   18,693
                                        (b)  10.25%, 2007                                       8,820             5,645
                                           Frontiervision
                                             11.00%, 2006                                      19,050            21,241
                                        (b)  11.875%, 2007                                     21,439            16,641
                                           Granite Broadcasting Corp., 10.375%, 2005            8,080             8,584
                                           Intermedia Capital Partners, 11.25%, 2006           20,880            23,593
                                        (b)International Cabletel, Inc., 12.75%,
                                             2005                                              48,940            42,333
                                           Mediacom LLC, 8.50%, 2008                            8,720             8,731
                                           NTL, 10.00%, 2007                                    7,761             8,362
                                           Newsquest Capital, PLC, 11.00%, 2006                13,794            15,450
                                        (b)PX Escrow Corp., 9.625%, 2006                       19,230            13,677
                                           Rogers Communications, 8.875%, 2007                  8,120             8,201
                                           SFX Entertainment, Inc., 9.125%, 2008               24,140            23,899
                                           Salem Communications Corp., 9.50%, 2007             12,490            13,114
                                           Sinclair Broadcasting Group, Inc., 8.75%,
                                             2007                                              12,970            13,327
                                           Star Choice, 13.00%, 2005                           10,100            10,504
                                           Sullivan Broadcasting
                                             10.25%, 2005                                       6,190             6,701
                                             13.25%, 2006                                      12,850            18,761
                                        (b)21st Century Telecom Group, Inc.,
                                             12.25%, 2008                                      14,900             8,791
                                           TeleWest Communications, PLC
                                             9.625%, 2006                                      22,005            23,380
                                        (b)  11.00%, 2007                                      41,443            33,362
                                        (b)Transwestern Holdings, 11.875%, 2008                 5,885             4,046
                                           Transwestern Publishing, 9.625%, 2007               13,220            13,947
                                        (b)UIH Australia Pacific, Inc., 14.00%,
                                             with warrants, 2006                               14,150             9,799
                                        (b)United International Holdings, 10.75%,
                                             2008                                              32,500            20,312
                                           ------------------------------------------------------------------------------
                                                                                                                821,059
-------------------------------------------------------------------------------------------------------------------------
    BUSINESS SERVICES--2.1%
                                           Allied Waste Industries
                                             10.25%, 2006                                      12,970            14,380
                                        (b)  11.30%, 2007                                      26,805            19,601
                                           Corporate Express, Inc., 9.125%, 2004               18,760            18,948
                                           Intertek Finance, 10.25%, 2006                      13,190            14,113
                                           Outdoor Systems, Inc.
                                             9.375%, 2006                                      23,880            25,611
                                             8.875%, 2007                                      23,910            25,165
                                           ------------------------------------------------------------------------------
                                                                                                                117,818
-------------------------------------------------------------------------------------------------------------------------
    CHEMICALS AND
    AGRICULTURE--3.5%
                                           Agriculture, Mining and Chemicals, Inc.,
                                             10.75%, 2003                                      19,230            20,528
                                           Atlantis Group, Inc., 11.00%, 2003                  25,355            26,116
                                           Hines Horticulture, 11.75%, 2005                    14,450            15,895
                                           Huntsman Polymer Corp., 11.75%, 2004                31,845            35,189
                                           NL Industries, Inc.
                                             11.75%, 2003                                      27,770            30,893
                                        (b)  13.00%, 2005                                      21,370            21,691
                                           Terra Industries, Inc., 10.50%, 2005                12,200            13,237
                                           Texas Petrochemicals, 11.125%, 2006                 19,410            21,254
                                           UCC Investors Holdings, Inc., 10.50%, 2002          10,480            11,842
                                           ------------------------------------------------------------------------------
                                                                                                                196,645

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--13.0%
                                           ATC Group Services, 12.00%, 2008                 $   9,240        $    9,286
                                           American Mobil Satellite, 12.25%, 2008               8,190             8,497
                                        (b)Call-Net Enterprises, Inc.
                                             13.25%, 2004                                       7,240             6,797
                                             9.27%, 2007                                       10,990             7,775
                                           Communication and Power Industry, Inc.,
                                             12.00%, 2005                                       7,975             8,972
                                        (b)Crown Castle International Corp.,
                                           10.625%, 2007                                       33,550            22,646
                                           Dobson Communication Corp., 11.75%, 2007            24,500            27,072
                                           Econophone, Inc., 13.50%,
                                             with warrants, 2007                               34,545            40,919
                                           Esprit Telecom, 11.50%, 2007                        15,380            16,841
                                           FaciliCom International, Inc., 10.50%, 2008          8,140             8,506
                                        (b)Focal Communications Corp., 12.125%,
                                             2008                                              14,760             8,635
                                           GCI General Communication, 9.75%, 2007              22,570            24,037
                                        (b)ICG Holdings, 13.50%, 2005                          44,105            37,599
                                        (b)ICG Services, Inc., 10.00%, 2008                    16,430            10,474
                                           Interamerica Communications, 14.00%, 2007            3,930             4,068
                                        (b)Intermedia Communications, 12.25%, 2006             19,310            15,738
                                           Intermedia Communications of Florida, Inc.,
                                             8.875%, 2007 with warrants                         8,115            11,246
                                        (b)  11.25%, 2007                                      27,170            20,174
                                        (b)KMC Telecom Holdings, Inc., 12.50%, 2008            23,900            14,340
                                           MGC Communications, 13.00%,
                                             with warrants, 2001                               18,116            19,384
                                           McLeod, Inc.
                                             9.25%, 2007                                       13,435            14,342
                                        (b)  10.50%, 2007                                      35,190            27,008
                                           Metronet Communications                                                  331
                                        (b)  10.75%, 2007                                       8,460             5,626
                                             12.00%, with warrants, 2007                        8,280             9,563
                                        (b)Millicom International Cellular, S.A.,
                                             13.50%, 2006                                      35,740            28,056
                                           Netia Holdings
                                             10.25%, 2007                                       3,220             3,300
                                        (b)  11.25%, 2007                                       8,355             5,723
                                        (b)Nextel Communications
                                             9.75%, 2004                                       19,300            18,552
                                             9.75%, 2007                                        9,980             6,487
                                           Nextlink Communications
                                             12.50%, 2006                                      12,160            14,045
                                             9.00%, 2008                                       15,590            16,058
                                        (b)  9.45%, 2008                                        8,260             5,224
                                           Orbital Imaging, 11.625%, 2005                       5,720             6,263
                                        (b)PTC International Finance, B.V., 10.75%,
                                             2007                                              21,080            14,703
                                           Primus Telecommunications Group, 11.75%,
                                             with warrants, 2004                               13,050            15,008
                                           RCN Corp.
                                             10.00%, 2007                                      10,390            11,065
                                        (b)  9.80%, 2008                                       20,000            12,500
                                           Rogers Cantel, 9.75%, 2016                          27,745            30,103
                                        (b)SBA Communication, 12.00%, 2008                     32,000            18,880
                                           Satelites Mexicanos, S.A. de C.V., 10.125%,
                                             2004                                               8,150             8,394
                                           Telex Communication, 10.50%, 2007                    5,165             4,648
                                           Teligent, Inc.
                                             11.50%, 2007                                      12,100            12,705
                                        (b)  11.50%, 2008                                      14,650             8,442
                                           USA Mobile Communications, Inc. II, 14.00%,
                                             2004                                               9,650            10,687

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                           Vanguard Cellular Systems, 9.375%, 2006          $  20,790        $   21,933
                                           Western Wireless
                                             10.50%, 2006                                       7,425             8,065
                                             10.50%, 2007                                      17,016            18,547
                                           Winstar Communication
                                             15.00%, 2007                                      14,180            18,789
                                             11.00%, 2008                                       8,200             8,436
                                           Winstar Equipment
                                             12.50%, 2004                                      20,840            23,862
                                             10.00%, 2008                                       5,900             5,989
                                           ------------------------------------------------------------------------------
                                                                                                                736,340
-------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION
MATERIALS--3.9%
                                           American Standard, Inc., 9.25%, 2016                15,517            15,983
                                           Airxcel, 11.00%, 2007                               15,590            16,603
                                           Brand Scaffold Services, Inc., 10.25%, 2008          6,670             6,870
                                        (b)Building Materials Corporation of
                                             America, 11.75%, 2004                             51,930            50,112
                                           Desa International, 9.875%, 2007                    16,490            16,985
                                           Falcon Building Products, Inc., 9.50%, 2007         17,410            17,845
                                           Kevco, 10.375%, 2007                                14,730            15,393
                                           Nortek, Inc.
                                             9.875%, 2004                                      14,255            14,771
                                             9.125%, 2007                                      15,600            16,165
                                           Terex Corp., 8.875%, 2008                            5,600             5,600
                                           Triangle Pacific Corp., 10.50%, 2003                26,565            27,893
                                           Waxman Industries, Inc.
                                        (b)  12.75%, 2004                                       6,510             5,957
                                             800,453 warrants expiring 2004                                       1,881
                                           Werner Holdings, 10.00%, 2007                       10,630            11,228
                                           ------------------------------------------------------------------------------
                                                                                                                223,286
-------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND
SERVICES--10.4%
                                           AMF Bowling World
                                             10.875%, 2006                                     47,547            52,361
                                        (b)  12.25%, 2006                                      14,691            11,900
                                           Avondale Mills, 10.25%, 2006                        24,151            26,083
                                           Cinemark USA, Inc.
                                             8.50%, 2008                                       13,550            13,618
                                             9.625%, 2008                                      14,750            15,469
                                           Coinmach Corp., 11.75%, 2005                        51,656            57,725
                                           Doskocil Manufacturing Co., 10.125%, 2007           12,830            13,728
                                           Dyersburg Corp., 9.75%, 2007                        18,155            18,813
                                           Eagle Family Foods, 8.75%, 2008                     12,485            12,485
                                           Grupo Azucarero Mexico, S.A. de C.V.,
                                             11.50%, 2005                                      12,290            12,198
                                           Hedstrom Corp., 10.00%, 2007                        11,280            11,590
                                           Herff Jones, Inc., 11.00%, 2005                     20,810            22,995
                                           Hollywood Entertainment Corp., 10.625%,
                                             2004                                               5,140             5,346
                                           IMPAC Group, Inc., 10.125%, 2008                     8,700             8,852
                                           Imperial Home Decor Group Inc., 11.00%,
                                             2008                                              11,900            12,197
                                           Kinder-Care Learning Centers, 9.50%, 2009           41,550            42,485
                                           Mastellone Hermonos, 11.75%, 2008                   15,750            16,065
                                           NBTY, Inc., 8.625%, 2007                            14,280            14,566
                                           Nine West Group, 9.00%, 2007                         8,300             7,802
                                           Perkins Family Restaurants, L.P., 10.125%,
                                             2007                                               8,130             8,536
                                           Pillowtex Corp, 9.00%, 2007                          6,450             6,708
                                        (b)Pinnacle Holdings, 10.00%, 2008                     24,700            15,376
                                           Planet Hollywood, 12.00%, 2005                       4,030             4,100

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                           Premier Parks, Inc., 12.00%, 2003                $   8,900        $    9,857
                                           Purina Mills, Inc., 9.00%, 2010                     17,500            18,069
                                           Riddell Sports, Inc., 10.50%, 2007                  15,606            16,347
                                        (b)Sealy Mattress, 10.875%, 2007                        7,300             4,836
                                        (b)Six Flags Theme Park, 12.25%, 2005                  54,395            60,378
                                           Van De Kamps, Inc., 12.00%, 2005                    13,945            15,618
                                           West Point Stevens, Inc.
                                             8.75%, 2005                                       10,000            10,425
                                             9.375%, 2005                                      34,045            36,002
                                           Windy Hill Pet Food Company, Inc., 9.75%,
                                             2007                                               4,020             4,281
                                           ------------------------------------------------------------------------------
                                                                                                                586,811
-------------------------------------------------------------------------------------------------------------------------
    DRUGS AND HEALTH CARE--3.5%
                                           CONMED Corp., 9.00%, 2008                            4,000             4,070
                                           Dade International Inc., 11.125%, 2006              27,400            30,414
                                           Genesis Eldercare, 9.00%, 2007                      25,565            26,268
                                           Magellan Health Services, 9.00%, 2008               31,540            31,855
                                           Paracelsus Healthcare, 10.00%, 2006                  5,810             6,057
                                        (b)Paragon Healthcare Networks, 10.50%,
                                             2007                                              50,720            32,841
                                           Tenet Healthcare
                                             8.00%, 2005                                        9,920            10,193
                                             10.125%, 2005                                     38,141            41,764
                                             8.625%, 2007                                      14,230            14,728
                                           ------------------------------------------------------------------------------
                                                                                                                198,190
-------------------------------------------------------------------------------------------------------------------------
    ENERGY AND RELATED
    SERVICES--6.3%
                                           AEI Holdings, 10.00%, 2007                          16,380            17,240
                                           Bellweather Exploration Co., 10.875%, 2007          14,460            15,291
                                           Benton Oil & Gas Co.
                                             11.625%, 2003                                     23,865            25,804
                                             9.375%, 2007                                       7,630             7,640
                                           Clark Refining, 8.875%, 2007                         9,050             9,163
                                           Coda Energy, 10.50%, 2006                           23,610            25,558
                                           Dailey International, 9.50%, 2008                   16,230            16,352
                                           Denbury Management, 9.00%, 2008                     13,570            13,638
                                           Espirito Santos Centrais Electricas S.A.,
                                             10.00%, 2007                                      21,810            21,319
                                           Flores & Rucks, Inc., 9.75%, 2006                    7,370             8,033
                                           Forcenergy Gas Exploration
                                             9.50%, 2006                                       19,260            20,030
                                             8.50%, 2007                                       14,085            13,838
                                           Mariner Energy, 10.50%, 2006                         3,840             4,003
                                           Michael Petroleum Corp., 11.50%, 2005                8,190             8,088
                                           National Energy Corp., 10.75%, 2006                  5,870             5,694
                                           Pacalta Resources, Ltd., 10.75%, 2004               27,855            28,551
                                           Parker Drilling Corp., 9.75%, 2006                  21,510            23,040
                                           Plains Resources, 10.25%, 2006                      15,590            16,759
                                           Pool Energy Services, 8.625%, 2008                   5,710             5,724
                                           RAM Energy, 11.50%, 2008                             8,250             8,209
                                           Rutherford-Moran Oil Corp., 10.75%, 2004             9,120             9,713
                                           Stone Energy Corp., 8.75%, 2007                     18,880            19,258
                                           United Meridian Corp., 10.375%, 2005                25,495            28,299
                                        (b)Universal Compress, 9.875%, 2008                     9,940             6,212
                                           ------------------------------------------------------------------------------
                                                                                                                357,456
-------------------------------------------------------------------------------------------------------------------------
    FINANCIAL SERVICES,
    HOME BUILDERS AND
    REAL ESTATE--3.3%
                                           Beazer Homes
                                             9.00%, 2004                                        2,430             2,436
                                             8.875%, 2008                                      15,470            15,509
                                           DVI, Inc., 9.875%, 2004                              8,570             9,148
                                           Del Webb Corp., 9.75%, 2008                         24,710            26,440

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                           Emergent Group, 10.75%, 2004                     $   8,250        $    7,899
                                           Engle Homes, Inc., 9.25%, 2008                       8,060             8,241
                                           Forecast Group, L.P., 11.375%, 2000                 14,620            14,108
                                           Fortress Group, 13.75%, 2003                        14,080            15,910
                                           Hovnanian Enterprises, 11.25%, 2002                 30,257            31,354
                                           New Millen Home Building, 12.00%, 2004               3,340             3,307
                                           Presley Cos., 12.50%, 2001                          14,455            13,877
                                           UDC Homes, 12.50%, 2000                             14,920            15,218
                                           Williams Scotsman, Inc., 9.875%, 2007               24,100            25,184
                                           ------------------------------------------------------------------------------
                                                                                                                188,631
-------------------------------------------------------------------------------------------------------------------------
    HOTELS AND GAMING--2.1%
                                           Eldorado Resorts, 10.50%, 2006                      17,981            19,914
                                           Empress River Casino, 10.75%, 2002                  21,493            23,239
                                           HMH Properties
                                             9.50%, 2005                                       22,790            24,157
                                             8.875%, 2007                                      10,230            10,741
                                           Hard Rock Hotel, 9.25%, 2005                         6,120             6,212
                                           Harvey's Casino Resorts, 10.625%, 2006              14,770            16,469
                                           Players International, 10.875%, 2005                 9,765            10,644
                                           Trump Atlantic City, 11.25%, 2006                    8,300             8,466
                                           ------------------------------------------------------------------------------
                                                                                                                119,842
-------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING, METALS
    AND MINING--12.0%
                                           Accuride, 9.25%, 2008                               12,175            12,175
                                           Aftermarket Technology, 12.00%, 2004                16,624            18,453
                                           Alvey Systems, 11.375%, 2003                         6,827             7,254
                                           Bar Technologies, 13.50%,
                                             with warrants, 2001                               16,335            18,565
                                           Centaur Mining, 11.00%, 2007                        10,600            10,998
                                           Collins & Aikman Corp., 11.50%, 2006                15,030            16,909
                                           Columbus McKinnon, 8.50%, 2008                       5,290             5,316
                                           Day International Group, Inc.
                                             11.125%, 2005                                     22,045            24,029
                                             9.50%, 2008                                        5,730             5,816
                                           Delco Remy International, 10.625%, 2006             26,115            28,661
                                           Doe Run Co.
                                             12.00%, 2003                                       4,100             4,202
                                             11.25%, 2005                                       5,880             6,115
                                           E-P Acquisition, Inc., 9.375%, 2008                  3,200             3,248
                                           Earle M. Jorgensen Co., 9.50%, 2005                  6,500             6,516
                                           Euramax International, PLC, 11.25%, 2006            23,595            25,954
                                           Foamex, L.P.
                                             13.50%, 2005                                      19,500            22,620
                                             9.875%, 2007                                       2,900             3,074
                                           GS Technologies
                                             12.00%, 2004                                       5,875             6,448
                                             12.25%, 2005                                       8,970            10,091
                                           Hayes Wheels International, Inc.
                                             11.00%, 2006                                      23,070            26,127
                                             9.125%, 2007                                      17,875            18,925
                                           JPS Automotive Products Corp., 11.125%,
                                             2001                                              27,270            30,406
                                           Key Plastics, 10.25%, 2007                           8,375             8,919
                                           Knoll, Inc., 10.875%, 2006                          11,684            13,261
                                           Koppers Industries, 9.875%, 2007                     8,180             8,589
                                           MMI Products, Inc., 11.25%, 2007                     7,090             7,834
                                           Metal USA, 8.625%, 2008                              8,950             8,905
                                           Morris Material Holdings, 9.50%, 2008                9,900             9,949
                                           Motors and Gears, Inc., 10.75%, 2006                17,250            18,457
                                           NSM Steel
                                             12.00%, 2006                                      22,240            21,017
                                             12.25%, 2008                                      23,540            22,716

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                           Neenah Corp., 11.125%, 2007                      $  28,840        $   31,940
                                           Park-Ohio Industries, 9.25%, 2007                    8,600             9,030
                                           Prestolite Electric, 9.625%, 2008                    5,680             5,808
                                           Renco Metals, 11.50%, 2003                          15,945            17,100
                                           Renco Steel Holdings, 10.875%, 2005                 11,300            11,695
                                           Scovill Fasteners, 11.25%, 2007                     11,020            11,516
                                           Spinnaker Industries, 10.75%, 2006                  23,070            23,877
                                           Thermadyne Industries, Inc.
                                             10.25%, 2002                                      12,226            12,700
                                             10.75%, 2003                                      11,916            12,750
                                           UCAR Global, 12.00%, 2005                           22,110            24,431
                                           Venture Holdings
                                             9.75%, 2004                                        3,240             3,280
                                             9.50%, 2005                                       26,320            27,175
                                           WCI Steel, Inc., 10.00%, 2004                        5,850             6,172
                                           Wells Aluminum Corp., 10.125%, 2005                 20,442            21,975
                                           Wheeling Pitt Corp., 9.25%, 2007                    28,300            28,724
                                           ------------------------------------------------------------------------------
                                                                                                                679,722
-------------------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS
AND CONTAINERS--8.3%
                                           AEP Industries Inc., 9.875%, 2007                    7,180             7,530
                                           BPC Holding Corp., 12.50%, 2006                     12,240            13,464
                                           Berry Plastics Corp., 12.25%, 2004                  20,499            22,395
                                           Doman Industry, 9.25%, 2007                         12,950            13,047
                                           Fonda Group, 9.50%, 2007                            11,730            11,495
                                           Gaylord Container Corp.
                                             12.75%, 2005                                      32,850            35,190
                                             9.75%, 2007                                       11,280            11,506
                                             9.875%, 2008                                      33,100            32,935
                                           Graham Packaging Co.
                                             8.75%, 2008                                        7,420             7,457
                                             9.25%, 2008                                        8,220             8,302
                                        (b)  10.75%, 2009                                       7,840             4,978
                                           Maxxam Group, Inc.
                                             11.25%, 2003                                      24,325            25,845
                                        (b)  12.25%, 2003                                       7,265             7,410
                                           National Fiberstock Corp., 11.625%, 2002            12,960            13,867
                                           Norampac, 9.50%, 2008                               21,320            22,119
                                           Pindo Deli Finance Mauritius, Ltd., 10.75%,
                                             2007                                                 810               656
                                           Plainwell Inc., 11.00%, 2008                         8,150             8,374
                                           Printpack, Inc.
                                             9.875%, 2004                                       8,440             8,989
                                             10.625%, 2006                                     22,640            24,564
                                           Riverwood International
                                             10.25%, 2006                                      14,180            14,712
                                             10.625%, 2007                                     18,331            19,385
                                             10.875%, 2008                                     51,175            51,559
                                        (b)SF Holdings Group, Inc., 12.75%, 2008               13,450             7,498
                                           Specialty Paperboard, 9.375%, 2006                   8,830             9,271
                                           Stone Container Corp.
                                             9.875%, 2001                                      28,440            29,009
                                             12.25%, 2002                                      11,980            12,309
                                             11.50%, 2006                                      12,130            13,040
                                           Tjiwi Kimia Finance Mauritius, Ltd.,
                                             10.00%, 2004                                         890               730
                                           U.S. Can Corp., 10.125%, 2006                       31,079            32,982
                                           ------------------------------------------------------------------------------
                                                                                                                470,618

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT OR
                                                                                        NUMBER OF SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------
RETAILING--4.6%
                                           Advantica Restaurant Company, 11.25%, 2008       $  24,050        $   25,793
                                           AFC Enterprises, Inc., 10.25%, 2007                 18,950            19,968
                                           Ameriking, 10.75%, 2006                             15,635            16,729
                                           Cole National Group
                                             9.875%, 2006                                       6,170             6,710
                                             8.625%, 2007                                      18,890            19,339
                                        (c)Color Tile, Inc., 10.75%, 2001                      20,480               205
                                           Finlay Fine Jewelry Corp., 10.625%, 2003            27,300            28,665
                                           Galey & Lord, 9.125%, 2008                          11,570            11,715
                                           Guitar Center Management, 11.00%, 2006              15,050            16,706
                                           J. Crew Group
                                             10.375%, 2007                                     16,450            15,463
                                        (b)  13.125%, 2008                                     17,480             8,740
                                           Krystal Co., 10.25%, 2007                            8,100             8,424
                                           Pamida Holdings, 11.75%, 2003                       12,995            13,417
                                           Pathmark Stores, 9.625%, 2003                       16,810            16,768
                                           Petro Stopping Centers, 10.50%, 2007                29,670            32,044
                                           TravelCenters of America, Inc., 10.25%,
                                             2007                                              16,830            17,966
                                           ------------------------------------------------------------------------------
                                                                                                                258,652
-------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--.6%
                                           Axiohm Transaction Solutions, Inc.,
                                             9.75%, 2007                                        8,650             8,801
                                           Viasystems, Inc., 9.75%, 2007                       24,670            25,780
                                           ------------------------------------------------------------------------------
                                                                                                                 34,581
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.0%
                                           TFM, S.A. de C.V., 10.25%, 2007                     23,470            24,291
                                           Trans World Airlines, Inc., 11.375%, 2006           12,140            12,231
                                        (b)Transtar Holdings, L.P., 13.375%, 2003              10,100             9,216
                                           Valujet, Inc., 10.25%, 2001                          8,240             7,910
                                           ------------------------------------------------------------------------------
                                                                                                                 53,648
                                           ------------------------------------------------------------------------------
                                           TOTAL CORPORATE OBLIGATIONS
                                           (Cost: $4,854,119)                                                 5,051,295
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED
STOCKS--2.5%
                                           Benedek Unit, PIK, preferred with warrants          90,000            13,545
                                        (c)Capital Pacific Holdings                            54,431                54
                                           Clark USA, PIK, preferred                           43,781             4,575
                                           Com Cell, warrants                                  30,800             2,148
                                           Crown American Realty Trust, preferred             272,650            14,638
                                           Day International Exchange, PIK, preferred           4,880             5,014
                                           Dobson Communication, PIK, preferred                 6,170             6,787
                                           E-P Acquisition, Inc., preferred                       970             5,614
                                        (c)EchoStar Communications Corp.                      108,723             2,392
                                        (c)Empire Gas Corp., warrants                          31,795               159
                                        (c)Foamex International, warrants                      16,620               332
                                        (c)Gaylord Container Corp.                          1,805,934            13,432
                                        (c)Gulf States Steel, warrants                         29,670               148
                                        (c)Intelcom Group, Inc.                                67,617             1,082
                                           Nextel, PIK, preferred                              30,240            31,903
                                           Nextlink Communication, convertible
                                             preferred                                         34,300             1,646
                                           SF Holdings, PIK, preferred                            420             3,854
                                           Sinclair Capital, preferred                        210,400            23,249
                                        (c)Sullivan Broadcasting                              205,600             6,168
                                           21st Century Telecom Group, Inc., preferred          2,850shs.         3,192
                                           ------------------------------------------------------------------------------
                                           TOTAL COMMON AND PREFERRED STOCKS--2.5%
                                           (Cost: $111,498)                                                     139,932
                                           ------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--2.1%
                                           Yields--5.53% - 6.00%
                                           Due--April, 1998
                                           (Cost: $116,486)                                 $ 116,800        $  116,483
                                           ------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--98.5%
                                           (Cost: $5,343,698)                                                 5,566,215
                                           ------------------------------------------------------------------------------
                                           CASH AND OTHER ASSETS, LESS LIABILITIES--1.5%                         87,089
                                           ------------------------------------------------------------------------------
                                           NET ASSETS--100%                                                  $5,653,304
                                           ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Variable rate security. Rate shown is the effective rate on March 31, 1998 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(c) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

Based on the cost of investments of $5,343,698,000 for federal income tax purposes at March 31, 1998, the gross unrealized appreciation was $271,545,000, the gross unrealized depreciation was $49,028,000 and the net unrealized appreciation on investments was $222,517,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--1.8%                                                   PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
(PRINCIPAL AMOUNT IN
U.S. DOLLARS)
                                        (a)Republic of Argentina,
                                             9.50%, 2002                                        $   100         $   100
                                           Federal Republic of Brazil,
                                             9.375%, 2008                                           100             100
                                           United Mexican States,
                                             8.625%, 2008                                           100              99
                                           ----------------------------------------------------------------------------
                                           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                           (Cost: $299)                                                             299
                                           ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--90.3%
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS
AND PUBLISHING--12.1%
                                           American Banknote Corp., 11.25%, 2007                    100             101
                                           CSC Holding
                                             7.875%, 2007                                            10              10
                                             8.125%, 2009                                            34              36
                                           Cablevision Systems Corp., 10.50%, 2016                   60              71
                                           Capstar Broadcasting, 9.25%, 2007                        100             105
                                        (b)Charter Communications, 14.00%, 2007                     150             121
                                           Comcast Corp., 9.125%, 2006                              100             106
                                           (b)DIVA Systems Corp., 12.625%, 2008                     200             110
                                           Foxkids Worldwide, 9.25%, 2007                           100             101
                                           Frontiervision
                                             11.00%, 2006                                           100             112
                                        (b)  11.875%, 2007                                          100              77
                                           Mediacom LLC, 8.50%, 2008                                100             100
                                           NTL, 10.00%, 2007                                        104             112
                                        (b)PX Escrow Corp., 9.625%, 2006                            220             156
                                           SFX Entertainment, Inc., 9.125%, 2008                    100              99
                                           Sinclair Broadcasting Group, Inc., 8.75%, 2007           100             103
                                           Star Choice, 13.00%, 2005                                 50              52
                                        (b)TeleWest Communications, PLC, 11.00%, 2007               125             101
                                        (b)Transwestern Holdings, 11.875%, 2008                      60              41
                                           Transwestern Publishing, 9.625%, 2007                     60              63
                                        (b)21st Century Telecom Group, Inc., 12.25%,
                                             2008                                                   100              59
                                        (b)United International Holdings, 10.75%, 2008              200             125
                                           ----------------------------------------------------------------------------
                                                                                                                  1,961
-----------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES--1.9%
                                           ATC Group Services, 12.00%, 2008                         100             101
                                           Intertek Finance, 10.25%, 2006                           100             107
                                           Outdoor System, Inc.
                                             9.375%, 2006                                            50              54
                                             8.875%, 2007                                            50              52
                                           ----------------------------------------------------------------------------
                                                                                                                    314
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS --.6%
                                           Texas Petrochemicals, 11.125%, 2006                      100             110
                                           ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--15.1%
                                           American Mobil Satellite, 12.25%, 2008                   100             105
                                       (b)Crown Castle International Corp., 10.625%, 2007           175             118
                                           Econophone, Inc., 13.50%, 2007                           100             115
                                           Esprit Telecom, 11.50%, 2007                             100             109
                                           FaciliCom International, Inc., 10.50%, 2008              100             105
                                       (b)Focal Communications Corp., 12.125%, 2008                 200             117

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
                                           GCI General Communication, 9.75%, 2007               $    40         $    42
                                        (b)ICG Holdings, 13.50%, 2005                               100              84
                                        (b)ICG Services, Inc., 10.00%, 2008                         130              83
                                           Interamerica Communications, 14.00%, 2007                 50              52
                                           Intermedia Communication of Florida, Inc.,
                                             8.875%, 2007                                            75              79
                                        (b)KMC Telecom Holdings, Inc., 12.50%, 2008                 160              96
                                           McLeod, Inc., 9.25%, 2007                                100             107
                                        (b)Metronet Communications, 10.75%, 2007                    150             100
                                           Netia Holdings
                                             10.25%, 2007                                            50              51
                                        (b)  11.25%, 2007                                            75              51
                                        (b)Nextel Communications
                                             9.75%, 2004                                             15              14
                                             9.75%, 2007                                             60              39
                                        (b)  9.95%, 2008                                             25              16
                                           Nextlink Communications
                                             9.00%, 2008                                            100             102
                                        (b)  9.45%, 2008                                             30              19
                                           Orbital Imaging, 11.625%, 2005                           100             110
                                        (b)PTC International Finance, B.V., 10.75%, 2007            120              84
                                           RCN Corp., 10.00%, 2007                                  120             129
                                        (b)SBA Communication, 12.00%, 2008                          200             118
                                           Satelites Mexicanos, S.A. de C.V., 10.125%, 2004         100             103
                                           Teligent, Inc.
                                             11.50%, 2007                                            50              52
                                        (b)  11.50%, 2008                                           200             115
                                           Winstar Communications
                                             15.00%, 2007                                            20              26
                                             11.00%, 2008                                            30              31
                                           Winstar Equipment, 12.50% 2004                            60              69
                                           ----------------------------------------------------------------------------
                                                                                                                  2,441
-----------------------------------------------------------------------------------------------------------------------
    CONSTRUCTION MATERIALS--5.2%
                                           American Standard, Inc., 9.25%, 2016                     110             113
                                           Airxcel, 11.00%, 2007                                    100             107
                                           Brand Scaffold Services, Inc., 10.25%, 2008              100             103
                                           Desa International, 9.875%, 2007                         100             103
                                           Kevco, 10.375%, 2007                                     105             109
                                           Nortek, Inc., 9.875%, 2004                               100             104
                                           Terex Corp., 8.875%, 2008                                100             100
                                           Werner Holdings, 10.00%, 2007                            100             106
                                           ----------------------------------------------------------------------------
                                                                                                                    845
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER PRODUCTS AND
    SERVICES--9.6%
                                           AFC Enterprises, Inc., 10.25%, 2007                      100             105
                                       (b) AMF Bowling World, 12.25%, 2006                          125             101
                                           Avondale Mills, 10.25%, 2006                              84              90
                                           Cinemark USA, Inc., 8.50%, 2008                          100             101
                                           Dyersburg Corp., 9.75%, 2007                             100             104
                                           Grupo Azucarero Mexico, S.A. de C.V., 11.50%,
                                             2005                                                   100              99
                                           IMPAC Group, Inc., 10.125%, 2008                         100             102
                                           Imperial Home Decor Group Inc., 11.00%, 2007             175             103
                                           Mastellone Hermonos, 11.75%, 2008                        100             102
                                           Perkins Finance, 10.125%, 2007                           100             105
                                           Pillowtex Corp, 9.00%, 2007                              100             104

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
                                        (b)Pinnacle Holdings, 10.00%, 2008                   $      200         $   124
                                           Purina Mills, Inc., 9.00%, 2010                          100             103
                                        (b)Sealy Mattress, 10.875%, 2007                            150              99
                                           Windy Hill Pet Food Company, Inc., 9.75%, 2007           100             107
                                           ----------------------------------------------------------------------------
                                                                                                                  1,549
-----------------------------------------------------------------------------------------------------------------------
    DRUGS AND HEALTH CARE--3.0%
                                           CONMED Corp., 9.00%, 2008                                100             101
                                           Genesis Eldercare, 9.00%, 2007                            70              72
                                           Magellan Health Services, 9.00%, 2008                    100             101
                                           Paracelsus Healthcare, 10.00%, 2006                      100             103
                                        (b)Paragon Healthcare Networks, 10.50%, 2007                160             104
                                           ----------------------------------------------------------------------------
                                                                                                                    481
-----------------------------------------------------------------------------------------------------------------------
    ENERGY AND RELATED
    SERVICES--9.4%
                                           AEI Holdings, 10.00%, 2007                               100             105
                                           Bellweather Exploration Co., 10.875%, 2007               100             105
                                           Benton Oil & Gas Co., 9.375%, 2007                       100             100
                                           Dailey International, 9.50%, 2008                        100             101
                                           Denbury Management, 9.00%, 2008                          100             101
                                           Espirito Santo Centrais Electricas S.A.,
                                             10.00%, 2007                                           100              98
                                           Mariner Energy, 10.50%, 2006                             100             104
                                           Michael Petroleum Corp., 11.50%, 2005                    100              99
                                           Pacalta Resources, Ltd., 10.75%, 2004                    100             103
                                           Parker Drilling Corp., 9.75%, 2006                       100             106
                                           Plains Resources, 10.25%, 2006                           100             108
                                           RAM Energy, 11.50%, 2008                                 100             100
                                           Stone Energy Corp., 8.75%, 2007                          100             102
                                        (b)Universal Compress, 9.875%, 2008                         300             187
                                           ----------------------------------------------------------------------------
                                                                                                                  1,519
-----------------------------------------------------------------------------------------------------------------------
    FINANCIAL SERVICES,
    HOME BUILDERS AND
    REAL ESTATE--2.4%
                                           Beazer Homes, 8.875%, 2008                               100             100
                                           Emergent Group, 10.75%, 2004                              80              77
                                           Engle Homes, Inc., 9.25%, 2008                            50              51
                                           Forecast Group, L.P., 11.375%, 2000                      100              96
                                           UDC Homes, 12.50%, 2000                                   70              71
                                           ----------------------------------------------------------------------------
                                                                                                                    395
-----------------------------------------------------------------------------------------------------------------------
    HOTELS AND GAMING--2.0%
                                           Empress River Casino, 10.75%, 2002                       100             108
                                           Hard Rock Hotel, 9.25%, 2005                             100             101
                                           Harvey's Casino Resorts, 10.625%, 2006                   100             112
                                           ----------------------------------------------------------------------------
                                                                                                                    321
-----------------------------------------------------------------------------------------------------------------------
    MANUFACTURING, METALS
    AND MINING--12.7%
                                           Accuride, 9.25%, 2008                                    100             100
                                           Alvey Systems, 11.375%, 2003                             100             106
                                           Centaur Mining, 11.00%, 2007                             100             104
                                           Columbus McKinnon, 8.50%, 2008                           100             101
                                           Day International Group, Inc.
                                             11.125%, 2005                                           15              16
                                             9.50%, 2008                                            100             102
                                           Doe Run Co.
                                             12.00%, 2003                                            50              51
                                             11.25%, 2005                                           100             104
                                           E-P Acquisition, Inc., 9.375%, 2008                       50              51
                                           Earle M. Jorgensen Co., 9.50%, 2005                      100             100
                                           Euramax International, PLC, 11.25%, 2006                 100             110
                                           JPS Automotive Products Corp., 11.125%, 2001              40              45
                                           Metal USA, 8.625%, 2008                                  100             100

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
                                           Morris Material Holdings, 9.50%, 2008                $   100         $   100
                                           NSM Steel
                                             12.00%, 2006                                            60              57
                                             12.25%, 2008                                            60              58
                                           Neenah Corp., 11.125%, 2007                              100             111
                                           Prestolite Electric, 9.625%, 2008                        100             102
                                           Renco Metals, 10.875%, 2005                              100             104
                                           Scovill Fasteners, 11.25%, 2007                           50              52
                                           Venture Holdings
                                             9.75%, 2004                                             70              71
                                             9.50%, 2005                                             30              31
                                           WCI Steel, Inc., 10.00%, 2004                            100             106
                                           Wells Aluminum Corp., 10.125%, 2005                       64              69
                                           Wheeling Pitt Corp., 9.25%, 2007                         100             102
                                           ----------------------------------------------------------------------------
                                                                                                                  2,053
-----------------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS
AND CONTAINERS--8.0%
                                           AEP Industries Inc., 9.875%, 2007                        100             105
                                           Doman Industry, 9.25%, 2007                              100             101
                                           Gaylord Container Corp.
                                             12.75%, 2005                                            10              11
                                             9.75%, 2007                                             40              41
                                             9.875%, 2008                                           100             100
                                           Graham Packaging Co.
                                             8.75%, 2008                                             30              30
                                             9.25%, 2008                                             30              30
                                             10.75%, 2009                                            60              38
                                           National Fiberstock Corp., 11.625%, 2002                 100             107
                                           Norampac, 9.50%, 2008                                    100             104
                                           Plainwell Inc., 11.00%, 2008                             100             103
                                           Printpack, Inc., 10.625%, 2006                           100             109
                                           Riverwood International
                                             10.25%, 2006                                            30              31
                                             10.875%, 2008                                           65              65
                                        (b)SF Holdings Group, Inc., 12.75%, 2008                    200             112
                                           Stone Container Corp.
                                             9.875%, 2001                                            65              66
                                             11.50%, 2006                                            40              43
                                           U.S. Can Corp., 10.125%, 2006                            100             106
                                           ----------------------------------------------------------------------------
                                                                                                                  1,302
-----------------------------------------------------------------------------------------------------------------------
RETAILING--5.7%
                                           Advantica Restaurant Co., 11.25%, 2008                   100             107
                                           Cole National Group
                                             9.875%, 2006                                            50              54
                                             8.625%, 2007                                            50              51
                                           Galey & Lord, 9.125%, 2008                               100             101
                                           Hedstrom Corp., 10.00%, 2007                             100             103
                                           J. Crew Group
                                             10.375%, 2007                                           50              47
                                        (b)  13.125%, 2008                                           50              25
                                           Krystal Co., 10.25%, 2007                                100             104
                                           Pathmark Stores, 9.625%, 2003                            110             110
                                           Petro Stopping Centers, 10.50%, 2007                     100             108
                                           TravelCenters of America, Inc., 10.25%, 2007             100             107
                                           ----------------------------------------------------------------------------
                                                                                                                    917

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT OR
                                                                                           NUMBER OF SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.3%
                                           Axiohm Transaction Solutions, Inc.,
                                             9.75%, 2007                                        $   100         $   102
                                           Viasystems, Inc., 9.75%, 2007                            100             105
                                           ------------------------------------------------------------------------------
                                                                                                                    207
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.3%
                                           TFM, S.A. de C.V., 10.25%, 2007                          100             103
                                           Trans World Airlines, Inc., 11.375%, 2006                100             101
                                           ------------------------------------------------------------------------------
                                                                                                                    204
                                           ------------------------------------------------------------------------------
                                           TOTAL CORPORATE OBLIGATIONS
                                           (Cost: $14,373)                                                       14,619
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED
STOCKS--6.3%
                                           Crown American Realty Trust, preferred                 1,900shs.         102
                                           Day International Exchange, PIK, preferred               100             103
                                           Dobson Communication, PIK, preferred                      60              66
                                           E-P Acquisition, Inc., preferred                          20             116
                                        (c)Gaylord Container Corp.                               20,000             149
                                           Nextel, PIK, preferred                                    83              87
                                           Nextlink, convertible preferred                          100               5
                                           SF Holdings Group, Inc., PIK, preferred                   10              92
                                           Standard & Poor's Depository Receipts                  1,000             110
                                           21st Century Telecom Group, Inc., preferred               50              56
                                           Teligent, Inc.                                         2,000              61
                                           Waxman Industries Inc.                                18,000              72
                                           ------------------------------------------------------------------------------
                                           TOTAL COMMON AND PREFERRED STOCKS--6.3%
                                           (Cost: $992)                                                           1,019
                                           ------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--98.4%
                                           (Cost: $15,664)                                                       15,937
                                           ------------------------------------------------------------------------------
                                           CASH AND OTHER ASSETS, LESS LIABILITIES--1.6%                            251
                                           ------------------------------------------------------------------------------
                                           NET ASSETS--100%                                                     $16,188
                                           ------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Variable rate security. Rate shown is the effective rate on March 31, 1998 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(c) Non-income producing security.

Based on the cost of investments of $15,664,000 for federal income tax purposes at March 31, 1998, the gross unrealized appreciation was $299,000, the gross unrealized depreciation was $26,000 and the net unrealized appreciation on investments was $273,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

                                                                              HIGH YIELD
                                                                HIGH YIELD    OPPORTUNITY
                                                                   FUND          FUND
-----------------------------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------------------------
Investments, at value (Cost: $5,343,698 and $15,664,
respectively)                                                   $5,566,215      15,937
-----------------------------------------------------------------------------------------
Cash                                                                 4,099         436
-----------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 100,885         954
-----------------------------------------------------------------------------------------
  Fund shares sold                                                  10,115         157
-----------------------------------------------------------------------------------------
  Interest                                                         117,700         277
-----------------------------------------------------------------------------------------
    TOTAL ASSETS                                                 5,799,014      17,761
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------------------------

Payable for:
  Investments purchased                                            137,601       1,538
-----------------------------------------------------------------------------------------
  Fund shares redeemed                                               2,473          --
-----------------------------------------------------------------------------------------
  Management fee                                                     2,417           8
-----------------------------------------------------------------------------------------
  Administrative services fee                                        1,074           2
-----------------------------------------------------------------------------------------
  Distribution services fee                                          1,055           5
-----------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               948           9
-----------------------------------------------------------------------------------------
  Trustees' fees and other                                             142          11
-----------------------------------------------------------------------------------------
    Total liabilities                                              145,710       1,573
-----------------------------------------------------------------------------------------
NET ASSETS                                                      $5,653,304      16,188
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------------------------

Paid-in capital                                                 $5,416,878      15,635
-----------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments                (80,719)        169
-----------------------------------------------------------------------------------------
Net unrealized appreciation on investments                         222,517         273
-----------------------------------------------------------------------------------------
Undistributed net investment income                                 94,628         111
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $5,653,304      16,188
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------------------------

CLASS A SHARES
  Net assets applicable to shares outstanding                   $3,906,418       7,779
-----------------------------------------------------------------------------------------
  Shares outstanding                                               456,804         778
-----------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                                  $8.55       10.00
-----------------------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  4.71% of net asset value or 4.50% of offering price)               $8.95       10.47
-----------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                   $1,523,388       7,269
-----------------------------------------------------------------------------------------
  Shares outstanding                                               178,317         727
-----------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                                  $8.54       10.00
-----------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                     $188,114       1,140
-----------------------------------------------------------------------------------------
  Shares outstanding                                                21,957         114
-----------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                                  $8.57       10.00
-----------------------------------------------------------------------------------------
CLASS I SHARES
  Net assets applicable to shares outstanding                      $35,384          --
-----------------------------------------------------------------------------------------
  Shares outstanding                                                 4,138          --
-----------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                                  $8.55          --
-----------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------
                                                                                      HIGH YIELD
                                                                HIGH YIELD            OPPORTUNITY
                                                                   FUND                 FUND(a)
-------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------
  Interest income                                                $259,499                 397
-------------------------------------------------------------------------------------------------
  Dividends                                                         2,038                  --
-------------------------------------------------------------------------------------------------
    Total investment income                                       261,537                 397
-------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                   13,892                  28
-------------------------------------------------------------------------------------------------
  Administrative services fee                                       5,866                   8
-------------------------------------------------------------------------------------------------
  Distribution services fee                                         5,940                  14
-------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            3,964                  13
-------------------------------------------------------------------------------------------------
  Interest expense                                                     --                  10
-------------------------------------------------------------------------------------------------
  Professional fees                                                    52                  --
-------------------------------------------------------------------------------------------------
  Reports to shareholders                                             479                   7
-------------------------------------------------------------------------------------------------
  Trustees' fees and other                                            312                   7
-------------------------------------------------------------------------------------------------
    Total expenses                                                 30,505                  87
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             231,032                 310
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                        71,516                 187
-------------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                        (524)                 --
-------------------------------------------------------------------------------------------------
    Net realized gain                                              70,992                 187
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            (31,943)                273
-------------------------------------------------------------------------------------------------
Net gain on investments                                            39,049                 460
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $270,081                 770
-------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended March 31, 1998 (unaudited) and the year ended September 30, 1997

(IN THOUSANDS)

                                                                                                   HIGH YIELD
                                                               HIGH YIELD FUND                 OPPORTUNITY FUND(a)
                                                     -----------------------------------       -------------------
                                                           1998                  1997                 1998
------------------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------
  Net investment income                                 $  231,032              396,225                 310
------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                  70,992               (1,945)                187
------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                    (31,943)             178,138                 273
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                                 270,081              572,418                 770
------------------------------------------------------------------------------------------------------------------
Net equalization credits                                    11,651               12,110                  89
------------------------------------------------------------------------------------------------------------------
  Distribution from net investment income                 (238,954)            (416,460)               (288)
------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                           --                   --                 (18)
------------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                           (238,954)            (416,460)               (306)
------------------------------------------------------------------------------------------------------------------
Net increase from capital share transactions               671,224              674,295              15,535
------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                               714,002              842,363              16,088
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------------------------

Beginning of period                                      4,939,302            4,096,939                 100
------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                           $5,653,304            4,939,302              16,188
------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF
PERIOD                                                  $   94,628               90,899                 111
------------------------------------------------------------------------------------------------------------------

(a) The High Yield Opportunity Fund commenced operations on October 1, 1997.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND The Kemper High Yield Series (the Trust) is an open-end diversified management investment company comprised of Kemper High Yield Fund (High Yield
                             Fund) and Kemper High Yield Opportunity Fund (High Yield Opportunity Fund). The Trust is organized as a business trust under the laws of Massachusetts. The High Yield Opportunity Fund commenced operations on October 1, 1997.

                             Each Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of each Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Over-the-counter traded options are valued based upon prices provided by market makers.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share for each Fund is determined as of the earlier of 3:00 p.m. Chicago time or the

NOTES TO FINANCIAL STATEMENTS

                             close of the Exchange. The net asset value per share is determined separately for each class by dividing each Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended March 31, 1998. For High Yield Fund, the accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1998, amounting to approximately $80,662,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2004.

                             DIVIDENDS TO SHAREHOLDERS. Each Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Funds' investment management agreement with ZKI, however, a new investment management agreement between the Funds and Scudder Kemper was approved by the Funds'
                             Board of Trustees and by the Funds' shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Funds. In addition, the names of the Funds' principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Funds have a management agreement with Scudder Kemper. The High Yield Fund pays a fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The High Yield Fund incurred a management fee of $13,892,000 for the six months ended March 31, 1998.

                             The High Yield Opportunity Fund pays a management fee at an annual rate of .65% of the first $250 million of average daily net assets declining to .49% of average daily net assets in excess of $12.5 billion. The High Yield Opportunity Fund incurred a management fee of $28,000 for the six months ended March 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. Each Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions

NOTES TO FINANCIAL STATEMENTS

                             paid in connection with the distribution of Class A shares for the six months ended March 31, 1998 are as follows:

                                                                                                     COMMISSIONS
                                                                                                    ALLOWED BY KDI
                                                                             COMMISSIONS     ----------------------------
                                                                           RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                                           ---------------   ------------   -------------
                                          High Yield Fund                     $847,000         6,163,000        92,000
                                          High Yield Opportunity Fund           10,000            80,000            --

                             For services under the distribution services agreement, each Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares for the six months ended March 31, 1998 are as follows:

                                                                               DISTRIBUTION FEES       COMMISSIONS AND
                                                                                    AND CDSC        DISTRIBUTION FEES PAID
                                                                                RECEIVED BY KDI        BY KDI TO FIRMS
                                                                               ------------------   ----------------------
                                          High Yield Fund                          $6,915,000             10,513,000
                                          High Yield Opportunity Fund                  14,000                270,000

                             ADMINISTRATIVE SERVICES AGREEMENT. Each Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid for the six months ended March 31, 1998 are as follows:

                                                                                                      ASF PAID BY KDI
                                                                              ASF PAID BY THE   ----------------------------
                                                                                FUND TO KDI     TO ALL FIRMS   TO AFFILIATES
                                                                              ---------------   ------------   -------------
                                          High Yield Fund                       $5,866,000       6,051,000        32,000
                                          High Yield Opportunity Fund                8,000          25,000            --

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' transfer agent, KSvC is the shareholder service agent of each Fund. Under the agreement, for the six months ended March 31, 1998, KSvC received shareholder services fees as follows:

                             High Yield Fund                          $2,872,000

                             High Yield Opportunity Fund                   5,000

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. For the six months ended March 31, 1998, the Funds made no payments to their officers and incurred trustees' fees of $24,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1998, investment
                             transactions (excluding short term instruments) are as follows (in thousands):

                                                                     HIGH YIELD            HIGH YIELD
                                                                        FUND            OPPORTUNITY FUND
                                                                     ----------         -----------------
                              Purchases                              $4,286,058              30,354
                              Proceeds from sales                     3,659,827              14,877

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    BORROWING               The High Yield Opportunity Fund may borrow money
                             for leverage purposes up to a maximum of 20% of the total assets of the Fund, including the amount borrowed. During the six months ended March 31, 1998, the maximum borrowings were $1,000,000.
                             Interest paid on the amount borrowed was based on an annual rate of 6.175%. There were no amounts outstanding as of March 31, 1998.

--------------------------------------------------------------------------------

6    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of the Funds (in thousands):

                                                                       SIX MONTHS ENDED               YEAR ENDED
                                                                          MARCH 31,                 SEPTEMBER 30,
                                                                             1998                        1997
                                                                     --------------------      ------------------------
                                              HIGH YIELD FUND         SHARES     AMOUNT         SHARES        AMOUNT
                                         ------------------------------------------------------------------------------
                                          SHARES SOLD
                                          Class A                      98,690   $ 815,116        190,692    $ 1,527,552
                                         ------------------------------------------------------------------------------
                                          Class B                      54,183     457,865        109,720        900,384
                                         ------------------------------------------------------------------------------
                                          Class C                      10,449      92,481         16,667        137,204
                                         ------------------------------------------------------------------------------
                                          Class I                       8,158      55,461         12,114        100,487
                                         ------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------
                                          SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                          Class A                      12,569     106,511         22,581        187,057
                                         ------------------------------------------------------------------------------
                                          Class B                       4,364      36,963          7,931         65,657
                                         ------------------------------------------------------------------------------
                                          Class C                         575         761            686          5,708
                                         ------------------------------------------------------------------------------
                                          Class I                         222       1,880            367          3,044
                                         ------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------
                                          SHARES REDEEMED
                                          Class A                     (74,791)   (619,481)      (175,031)    (1,410,231)
                                         ------------------------------------------------------------------------------
                                          Class B                     (22,340)   (187,585)       (80,748)      (661,407)
                                         ------------------------------------------------------------------------------
                                          Class C                      (3,756)    (31,651)        (9,742)       (80,133)
                                         ------------------------------------------------------------------------------
                                          Class I                      (8,305)    (57,097)       (12,153)      (101,027)
                                         ------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------
                                          CONVERSION OF SHARES
                                          Class A                      12,947     110,059         15,517        129,053
                                         ------------------------------------------------------------------------------
                                          Class B                     (12,963)   (110,059)       (15,533)      (129,053)
                                         ------------------------------------------------------------------------------
                                          NET INCREASE FROM
                                          CAPITAL SHARE TRANSACTIONS            $ 671,224                   $   674,295
                                         ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                                               SIX MONTHS ENDED
                                                                                                  MARCH 31,
                                                                                                     1998
                                                                                            ----------------------
                                                   HIGH YIELD OPPORTUNITY FUND              SHARES         AMOUNT
                                       ---------------------------------------------------------------------------
                                        SHARES SOLD
                                       ---------------------------------------------------------------------------
                                        Class A                                                 841       $  8,116
                                       ---------------------------------------------------------------------------
                                        Class B                                                 855          8,284
                                       ---------------------------------------------------------------------------
                                        Class C                                                 119          1,166
                                       ---------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ---------------------------------------------------------------------------
                                        Class A                                                  13            131
                                       ---------------------------------------------------------------------------
                                        Class B                                                   9             90
                                       ---------------------------------------------------------------------------
                                        Class C                                                   1             14
                                       ---------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ---------------------------------------------------------------------------
                                        Class A                                                 (81)          (792)
                                       ---------------------------------------------------------------------------
                                        Class B                                                (140)        (1,374)
                                       ---------------------------------------------------------------------------
                                        Class C                                                 (10)          (100)
                                       ---------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ---------------------------------------------------------------------------
                                        Class A                                                   1             12
                                       ---------------------------------------------------------------------------
                                        Class B                                                  (1)           (12)
                                       ---------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS                                        $ 15,535
                                       ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   CLASS A
                                                    SIX MONTHS
                                                      ENDED                         YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31,          --------------------------------------------------
                HIGH YIELD FUND                        1998            1997          1996          1995          1994
-------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.50             8.23          8.01          7.74         8.12
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .38              .76           .76           .83         .73
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               .06              .31           .23           .20         (.35)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        .44             1.07           .99          1.03         .38
-------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income           .39              .80           .77           .76         .76
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.55             8.50          8.23          8.01         7.74
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          5.31%           13.69         13.00         14.10         4.64
-------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------------
Expenses                                                .88%             .88           .88           .90         .86
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                  8.95%            9.18          9.45         10.74         9.22
-------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                     SIX MONTHS                                          MAY 31
                                                       ENDED          YEAR ENDED SEPTEMBER 30,             TO
                                                     MARCH 31,       ---------------------------      SEPTEMBER 30,
                                                        1998         1997       1996       1995           1994
-------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $8.49          8.22       8.00       7.73          7.96
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .34           .69        .69        .76           .23
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .06           .31        .23        .20          (.23)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .40          1.00        .92        .96            --
-----------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income            .35           .73        .70        .69           .23
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $8.54          8.49       8.22       8.00          7.73
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           4.86%        12.72      12.02      13.09            --
-------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------------
Expenses                                                1.75%         1.76       1.77       1.77          1.80
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                   8.08%         8.30       8.56       9.87          8.70
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------------
                                                                  CLASS C
                                           ------------------------------------------------------
                                           SIX MONTHS   YEAR ENDED SEPTEMBER       MAY 31
                                             ENDED               30,                 TO
                                           MARCH 31,    ---------------------   SEPTEMBER 30,
                                              1998      1997    1996    1995        1994
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.52       8.24    8.02    7.75        7.96
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .35        .70     .69     .77         .25
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .06        .31     .23     .20        (.23)
-------------------------------------------------------------------------------------------------
Total from investment operations               .41       1.01     .92     .97         .02
-------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                       .36        .73     .70     .70         .23
-------------------------------------------------------------------------------------------------
Net asset value, end of period               $8.57       8.52    8.24    8.02        7.75
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 4.87%     12.88   12.06   13.13         .27
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                      1.71%      1.71    1.71    1.71        1.74
-------------------------------------------------------------------------------------------------
Net investment income                         8.12%      8.35    8.62    9.93        8.75
-------------------------------------------------------------------------------------------------

                                           ------------------------------------------------------
                                                                CLASS I
                                           ------------------------------------------------------
                                           SIX MONTHS    YEAR ENDED     DECEMBER 29, 1994
                                             ENDED      SEPTEMBER 30,          TO
                                           MARCH 31,    -------------     SEPTEMBER 30,
                                              1998      1997    1996          1995
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.50       8.23    8.01          7.55
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .39        .78     .78           .66
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain             .06        .31     .23           .39
---------------------------------------------------------------------------------------------
Total from investment operations               .45       1.09    1.01          1.05
---------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                       .40        .82     .79           .59
---------------------------------------------------------------------------------------------
Net asset value, end of period               $8.55       8.50    8.23          8.01
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 5.46%     13.96   13.32         14.37
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                       .60%       .62     .61           .61
---------------------------------------------------------------------------------------------
Net investment income                         9.23%      9.44    9.72         10.70
---------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED                  YEAR ENDED SEPTEMBER 30,
                                            MARCH 31,    -------------------------------------------------
                                              1998         1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands) $5,653,304    4,939,302   4,096,939   3,527,954   3,152,029
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               94%          91         102          99          93
----------------------------------------------------------------------------------------------------------

NOTE FOR BOTH FUNDS: Total return does not reflect the effect of any sales charges. Data for the period ended March 31, 1998 is unaudited.

FINANCIAL HIGHLIGHTS

FOR THE PERIOD FROM OCTOBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO MARCH 31,
1998

HIGH YIELD OPPORTUNITY FUND
------------------------------------------------  -------------------   -------------------   -------------------
PER SHARE OPERATING PERFORMANCE                         CLASS A               CLASS B               CLASS C
------------------------------------------------  -------------------   -------------------   -------------------
Net asset value, beginning of period                    $ 9.50                  9.50                   9.50
------------------------------------------------  -------------------   -------------------   -------------------
Income from investment operations:
  Net investment income                                    .36                   .32                    .32
------------------------------------------------  -------------------   -------------------   -------------------
  Net realized and unrealized gain                         .46                   .46                    .46
------------------------------------------------  -------------------   -------------------   -------------------
Total from investment operations                           .82                   .78                    .78
------------------------------------------------  -------------------   -------------------   -------------------
Less dividends:
  Distribution from net investment income                  .29                   .25                    .25
------------------------------------------------  -------------------   -------------------   -------------------
  Distribution from net realized gain                      .03                   .03                    .03
------------------------------------------------  -------------------   -------------------   -------------------
Total dividends                                            .32                   .28                    .28
------------------------------------------------  -------------------   -------------------   -------------------
Net asset value, end of period                          $10.00                 10.00                  10.00
------------------------------------------------  ------------------    ------------------    ------------------
TOTAL RETURN (NOT ANNUALIZED)                             8.74%                 8.34%                  8.35%

------------------------------------------------  -------------------   -------------------   -------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------  -------------------   -------------------   -------------------
Expenses                                                  1.44%                 2.28                   2.25
------------------------------------------------  ------------------    ------------------    ------------------
Net investment income                                     7.99%                 7.15                   7.18
------------------------------------------------  ------------------    ------------------    ------------------

                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                      MARCH 31,
                                                                                                        1998
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                                                $16,188
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                          309%
-----------------------------------------------------------------------------------------------------------------

NOTES

TRUSTEES & OFFICERS

TRUSTEES                      OFFICERS

DANIEL PIERCE                 MARK S. CASADY               ROBERT C. PECK, JR.
Chairman and Trustee          President                    Vice President

DAVID W. BELIN                PHILIP J. COLLORA            HARRY E. RESIS, JR.
Trustee                       Vice President, Secretary    Vice President
                              and Treasurer
LEWIS A. BURNHAM                                           LINDA J. WONDRACK
Trustee                       JERALD K. HARTMAN            Vice President
                              Vice President
DONALD L. DUNAWAY                                          JOHN R. HEBBLE
Trustee                       THOMAS W. LITTAUER           Assistant Treasurer
                              Vice President
ROBERT B. HOFFMAN                                          MAUREEN E. KANE
Trustee                       ANN M. MCCREARY              Assistant Secretary
                              Vice President
DONALD R. JONES                                            CAROLINE PEARSON
Trustee                       MICHAEL A. MCNAMARA          Assistant Secretary
                              Vice President
SHIRLEY D. PETERSON                                        ELIZABETH C. WERTH
Trustee                       KATHRYN L. QUIRK             Assistant Secretary
                              Vice President
WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee

--------------------------------------------------------------------------------
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                                    222 North LaSalle Street
                                    Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 419557
                                    Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND                       INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                      801 Pennsylvania
                                    Kansas City, MO 64105

--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

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